EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report of Small Business Issuers of Global Fashion Technologies, Inc. (the Company) on Form 10-K filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christopher Giordano, Principal Executive Officer and I, Omar Barrentos, Prinicpal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ CHRISTOPHER GIORDANO
Christopher Giordano
Principal Executive Officer

By: /s/ OMAR BARRIENTOS
Omar Barrientos
Prinicpal Financial Officer

Date: December 6, 2016